Exhibit 99.1

EXECUTION COPY

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of July 20, 2015 by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (together with its successors and assigns, the “Borrower”), TIER REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Parent”), certain Subsidiaries of the Parent signatory hereto (the “Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 13.5 of the Credit Agreement (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (the “Credit Agreement”);

WHEREAS, the Parent, the Guarantors and the Administrative Agent are parties to that certain Amended and Restated Guaranty dated as of June 30, 2015 (the “Guaranty”);

WHEREAS, the Borrower has requested that the Administrative Agent agree to a technical amendment to the Credit Agreement, the Guaranty and certain other Loan Documents as described herein in order to cure an ambiguity, omission, mistake, defect or inconsistency in the Credit Agreement related to the legal name of a certain Guarantor and related cures in the Guaranty and certain other Loan Documents; and

WHEREAS, pursuant to Section 13.6(d) of Credit Agreement, the Administrative Agent has agreed to so amend the Credit Agreement, and the Administrative Agent has also agreed to so amend, the Guaranty and certain other Loan Documents in accordance with the terms thereof, all on the terms and conditions set forth below in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions. All capitalized undefined terms used in this First Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.                                      Amendment to Credit Agreement.  Effective as set forth in Section 4 below, the Credit Agreement is hereby amended to restate Schedules 1.1(a), 7.1(b) and 7.1(g) thereto in their entirety with the applicable Schedules attached hereto as Annex A.

3.                                      Omnibus Amendment to Loan Documents.  Effective as set forth in Section 4 below, each reference to “Three Eldridge LP” and “Three Eldridge GP, LLC” contained in the Guaranty and each other Loan Document is hereby replaced with “TR Eldridge LP” and “TR Eldridge GP, LLC”, respectively.

4.                                      Conditions to Effectiveness.             This First Amendment shall not be effective until the Administrative Agent shall have received (i) counterparts of this First Amendment duly executed and delivered by the Borrower, the Parent, the Administrative Agent and the Guarantors and (ii) such other certificates, documents, instruments agreements, UCC financing statements and opinions related to the matters set forth in this Amendment and as the Administrative Agent shall reasonably request.

5.                                      Representations and Warranties.  Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VII of the Credit Agreement or any other Loan Document to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

6.                                      Limited Amendment; Ratification of Loan Documents.  Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects.  This First Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

7.                                      Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8.                                      Miscellaneous. This First Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.  Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.  Each of the Loan Parties represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this First Amendment. This First Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

TIER OPERATING PARTNERSHIP LP,
as the Borrower

By: Tier GP, Inc., a Delaware corporation, its general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

TIER REIT, INC.,
as the Parent

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

BUENA VISTA PLAZA LP,
a Delaware limited partnership

By: BUENA VISTA PLAZA GP, LLC, a Delaware
limited liability company, its general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

101 SOUTH TRYON LP, a Delaware limited
Partnership

By: 101 SOUTH TRYON GP, LLC, a Delaware
limited liability company, its general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

TR TERRACE LP, a Delaware limited
partnership

By: TR TERRACE GP, LLC, a Delaware limited
liability company, its general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

Signature Page to

First Amendment to

Amended and Restated Credit Agreement

BURNETT PLAZA LP,
a Texas limited partnership

By: Burnett Plaza GP, LLC, a Delaware limited
liability company, its general partner

	By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	Chief Financial Officer

FOUR40 PROPERTY LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

FOUR40 SERVICES LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

IPC MARYLAND I, LP,
a Delaware limited partnership

By: IPC Maryland I GP, Inc.,
a Delaware corporation, its general partner

	By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	Chief Financial Officer

CENTREPORT OFFICE CENTRE LP,
a Texas limited partnership

By: CentrePort Office Centre GP, LLC,
a Delaware limited liability company, its
general partner

	By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	Chief Financial Officer

Signature Page to

First Amendment to

Amended and Restated Credit Agreement

TR ELDRIDGE LP (f/k/a Behringer Harvard Eldridge Land LP),
a Texas limited partnership

By: TR Eldridge GP, LLC (f/k/a Behringer Harvard Eldridge Land GP, LLC),
a Texas limited liability company, its
general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

5950 SHERRY PROPERTY, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

WOODCREST IV, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

IPC FLORIDA III, LLC,
a Delaware limited liability company

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

BURNETT PARKING LP,
a Delaware limited partnership

By: Burnett Parking GP, LLC,
a Delaware limited liability company, its
general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

Signature Page to

First Amendment to

Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, the Swingline Lender, and a Lender

By:	/s/ Dale Northup
Name:	Dale Northup
Title:	Senior Vice President

Signature Page to

First Amendment to

Amended and Restated Credit Agreement